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DEBT REFINANCING AGREEMENT

This Debt Refinancing Agreement (this “Agreement”) is made and entered into this 24th day of January, 2017 (the “Effective Date”) by and between Aura Systems, Inc., a Delaware corporation (the “Company”) on the one hand, and Warren Breslow, an individual (“Breslow”), and the Survivor’s Trust Under the Warren L. Breslow Trust (the “Breslow Trust”) on the other hand.

WHEREAS, Warren Breslow, is presently a director and chairman of the board of the Company (Breslow together with the Breslow Trust being collectively the “Breslow Parties”); and

WHEREAS, the Breslow Parties have previously advanced funds to the Company, the aggregate unpaid principal amount of which are hereinafter referred to as the “Breslow Notes;” and

WHEREAS, Active Mortgage Corp., a California Corporation (“Active Mortgage”) has previously advanced funds to the Company, the aggregate unpaid principal amount of which are hereinafter referred to as the “AM Notes;” and

WHEREAS, Overland Financial Co., LLC, a California Limited Liability Company (“Overland”) have previously advanced funds to the Company, the aggregate unpaid principal amount of which are hereinafter referred to as the “Overland Notes;” and

WHEREAS, as of the Effective Date, the total aggregate amount owed by the Company pursuant to the Breslow Notes, the AM Notes and the Overland Notes is $23,872,614.47 (the “Aggregate Debt”), of which $8,890,573.95 represents interest accrued (the “Accrued Interest”); and

WHEREAS, as of the Effective Date, the only amounts owed by the Company to the Breslow Parties, Active Mortgage or Overland are the Aggregate Debt; and

WHEREAS, Breslow, Active Mortgage and Overland (collectively the “Transferring Creditors”) each have transferred, conveyed, and assigned over to the Breslow Trust, and the Breslow Trust has acquired from the Transferring Creditors, all of such Transferring Creditors’ right, title and interest in and to the Aggregate Debt (each a “Note Conveyance”); and

WHEREAS, the Company and the Breslow Trust now desire to restructure the indebtedness represented by the Aggregate Debt as set forth herein.

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NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1. Waiver of Interest and Penalties. The Breslow Parties, and each of them, hereby waives, cancels, and forgives any and all Accrued Interest through the Effective Date hereof (collectively the “Waived Interest”). Upon execution and delivery of this Agreement, but subject to Section 3B hereof, all Accrued Interest shall be, and hereby is, automatically deemed cancelled and forgiven and no longer outstanding, and all rights of the Breslow Parties, or any of them, with respect thereto shall forthwith cease and terminate except as expressly set forth in this Agreement or the New Promissory Note. The Breslow Parties, and each of them, represent and warrant that to the knowledge of the Breslow Parties other than the Aggregate Debt, no other debts, liabilities or obligations of any nature exist as of the date hereof with respect to the payment of any amount owed (or alleged to be owed) to him/it by the Company pursuant to any document or instrument evidencing, securing or otherwise pertaining to any indebtedness to any of the Breslow Parties.

2. The Loans. Concurrently upon execution of this Agreement, the Company shall execute and deliver to the Breslow Trust an unsecured, convertible promissory note of the Company payable to the order of the Breslow Trust in the amount equal to the difference of the Aggregate Debt less the Waived Interest (the “Restructured Principal”), substantially in the form of Exhibit “B” attached hereto and made a part hereof (the “New Promissory Note”).

3. Cancellation of Original Obligations.

A. Upon execution and delivery of this Agreement, but subject to Section 3B hereof, (i) all Accrued Interest shall automatically be deemed cancelled and forgiven and no longer outstanding, and all rights of the Breslow Parties, or any of them, with respect thereto will forthwith cease and terminate, (ii) the Breslow Parties, and each of them, waive any and all existing Events of Default under the Promissory Notes and any and all other agreements evidencing, securing or otherwise pertaining to the Aggregate Debt to which the Company is a party, and (iii) all instruments or other agreements evidencing, securing or otherwise pertaining to the Aggregate Debt (including without limitation the Promissory Notes) shall be deemed cancelled and shall be superseded and replaced in their entirety by this Agreement and the New Promissory Note.

B. Notwithstanding anything to the contrary in this Agreement, including without limitation Section 3A above, if Stockholder Approval is not obtained within twelve (12) months of the Effective Date hereof, this Agreement and the New Promissory Note shall be deemed to be rescinded by the parties hereto, and without further action by any party, shall be of no further force or effect and null and void ab initio; provided however, that in the event that each Breslow Party does not vote all of the voting securities of the Company beneficially owned by him/it, respectively, in favor of the Resolutions at each Shareholder Meeting, then in such event this Section 3B shall be void and of no effect. To the extent this Agreement and the New Promissory Notes are rescinded in accordance with this Section 3B, the Company shall promptly deliver to the Breslow Trust replacement promissory notes in form and substance equivalent to the Promissory Notes, representing the right to be paid aggregate principal and interest equal to the Aggregate Debt plus the amount of additional interest that would have accrued under the Promissory Notes had they remained outstanding between the date hereof and the date of delivery of such replacement promissory notes.

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4. Breslow Parties’ Representations and Warranties. The Breslow Parties, and each of them, represent and warrant to the Company that:

A. Authorization and Power. It/he has the requisite power and authority to enter into and perform its obligations under this Agreement and each other agreement contemplated by this Agreement to which it/he is a party or to be executed by it/him in connection with the transactions contemplated by this Agreement and the New Promissory Note. Without limiting the foregoing, the Breslow Trust is the current beneficial owner of the Aggregate Debt, entitled to be paid the principal amount and any accrued and unpaid interest amounts outstanding thereunder. The execution, delivery and performance of this Agreement by it/him and the consummation by it/him of the transactions contemplated hereby has been duly authorized and approved by all necessary corporate or partnership action, and no further consent or authorization of such party, as the case may be, is required. This Agreement has been duly executed and delivered by such party and constitutes, or shall constitute when executed and delivered, valid and binding obligations of such party enforceable against that party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and contribution may be limited by applicable law.

B. No Public Sale or Distribution. Such party is acquiring the New Promissory Note for its/his own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Such party is acquiring the New Promissory Note in the ordinary course of its business and such party does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any such securities.

C. Accredited Investor Status. Such party is, pursuant to the Securities Act, an “accredited investor” within the meaning of Rule 501(a) of Regulation D and is not an entity formed for the sole purpose of acquiring the New Promissory Note.

D. Reliance on Exemptions. Such party understands that the New Promissory Note is being offered and sold to it/him in reliance on exemptions from the registration requirements of federal and state securities laws and that the Company is relying in part upon the truth and accuracy of such party’s representations and warranties and the compliance by that party of its agreements set forth herein in order to determine the availability of such exemptions and the eligibility of such party to acquire such securities from the Company. All information which has been furnished to the Company with respect to that party’s financial position and business experience is correct and complete as of the date hereof.

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E. Information and Exculpation. Such party has sufficient knowledge and experience in investing in the securities of companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. Such party and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such party understands and acknowledges that (i) its investment in the New Promissory Note involves a high degree of risk, (ii) it may be required to bear the financial risks of an investment in such securities for an indefinite period of time and (iii) prior to making an investment in these securities, such party has concluded that it is able to bear those risks for an indefinite period and is able to withstand a total loss of its investment. Such party has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the New Promissory Note and such party acknowledges that it is purchasing such securities based on the results of its own due diligence investigation of the Company.

F. No Governmental Review. Such party understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the New Promissory Note or the fairness or suitability of an investment in such securities.

G. Transfer or Resale. Such party understands that the securities being acquired hereunder are characterized as “restricted securities” under federal and state securities laws. Such party is familiar with the resale limitations imposed by the Securities Act and applicable state securities laws, including without limitation, the requirement that restricted securities be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt from such registration. Such party further understands that the securities being acquired hereunder have not been registered under the Securities Act or any state securities laws and that neither the Company nor any other Person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

H. Legends. Such party understands that to the extent required by the Securities Act and applicable state securities laws, and until such time as no longer required under any applicable law or regulation, all certificates or other instruments issued in exchange therefor or in substitution thereof, or if held in book-entry form through a direct registration system as the case may be, shall bear a legend on the face thereof referencing the restrictions on the transferability of the securities being acquired hereunder in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE BUYER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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I. No Conflicts. The execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such party or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such party is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such party.

J. Consents. Such party is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement (other than (i) any consent, authorization or order that has been duly obtained as of the date hereof and (ii) any filing or registration that has been made as of the date hereof).

K. Residency. Such party is a resident of California.

L. No General Solicitation or Advertising. Such party acknowledges that the securities being acquired hereunder were not offered to such party by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, website, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the party was invited by any of the foregoing means of communications.

M. Brokers. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such party.

5. Covenants.

A. Stockholder Meeting. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Shareholder Meeting”), a proxy statement, soliciting each such stockholder’s affirmative vote at the Shareholder Meeting for approval of resolutions (the “Resolutions”) (i) to approve an amendment to the Certificate of Incorporation to effect up to a 1-for-7 reverse stock split of the Common Stock (such reverse stock split is referred to herein as the “Authorized Reverse Split”); and (ii) if, and to the extent required under Applicable Law, to approve the issuances granted to the Breslow Trust hereunder, including the issuance of any common stock or other securities issued or issuable upon the conversion or exchange of the New Promissory Notes (such affirmative approval being referred to herein as the “Stockholder Approval”), and the Company shall use its best efforts to solicit its stockholders’ approval of the Resolutions and to cause the board of directors of the Company to recommend to the stockholders that they approve the Resolutions. In connection therewith, the Company shall be obligated to (i) cause a preliminary proxy statement relating to the Resolutions and the Shareholder Meeting to be filed with the SEC by no later than March 1, 2017, and (ii) hold the Shareholder Meeting promptly following the mailing of the definitive proxy statement. If, despite the Company’s best efforts, Stockholder Approval is not obtained at the first Shareholder Meeting, the Company shall cause an additional Shareholder Meeting to be held every four (4) months thereafter until the earlier of (x) the date such Stockholder Approval is obtained or (y) the date this Agreement and the New Promissory Notes are deemed rescinded pursuant to Section 3A hereof due to the failure to timely obtain the Stockholder Approval.

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B. Voting in Favor of Resolutions. Each of the Breslow Parties hereby irrevocably and unconditionally agrees that at any meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, he/it shall, in each case to the fullest extent that any of the Covered Common Stock is entitled to vote thereon: (i) appear at each such meeting or otherwise cause the Covered Common Stock to be counted as present thereat for purposes of calculating a quorum; and (ii) vote (or cause to be voted), in person or by proxy, all of the Covered Common Stock (1) in favor of the adoption of the Resolutions, and any transactions contemplated by the Resolutions; and (ii) against any action, proposal, agreement or transaction that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the Resolutions or the other transactions contemplated by the Resolutions.

C. Indemnification. The Breslow Parties, jointly and severally, shall defend, protect, indemnify and hold harmless the Company and all of the Company’s past and present stockholders, officers, directors, employees, attorneys, agents, successors, and other representatives (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, any breach of any representation, warranty or covenant of the Breslow Parties set forth in this Agreement. Any indemnification payment by the Breslow Parties may be in the form of a cash payment by the Breslow Parties or, provided that the ownership by the Breslow Trust of the Aggregate Debt or the New Promissory Note has not been invalidated or is then in dispute and the right and power of the Breslow Trust to enter into this Agreement has not been invalidated or is then in dispute, an assignment of or the surrender and cancellation of the New Promissory Note and any shares of Company Common Stock issued upon conversion thereof and then held by the Breslow Parties, or any combination of the foregoing, as determined in the Breslow Parties’ discretion. To request indemnification pursuant to this Section 5(C), the applicable Indemnitees shall deliver to the Breslow Parties prompt written notice of any demand, claim or circumstances which purportedly give rise to a claim or the commencement of any action, proceeding or investigation in respect of which such Indemnitees are entitled to be indemnified for Indemnifiable Losses pursuant to this Section 5C, and the Breslow Parties shall be entitled assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnitee, and the Breslow Parties shall pay all fees and expenses incurred by them in connection with such defense; provided, however, that the failure of any Indemnitee so to notify the Breslow Parties shall not relieve the Breslow Parties of its obligations hereunder except to the extent that the Breslow Parties are actually and materially prejudiced by such failure to notify. Any Indemnitee shall have the right to participate in (but not control) the defense of such a claim using its own counsel, but the fees and expenses of such Indemnitee counsel shall be at the sole expense of such Indemnitee unless: (i) the Breslow Parties agree to pay such fees and expenses in their sole discretion or; (ii) the Breslow Parties shall have failed after timely delivery of written notice from the applicable Indemnitee(s) to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnitee in such proceeding; or (iii) in the reasonable judgment of counsel to the Breslow Parties and such Indemnitee, representation of both parties by the same counsel would be inappropriate due to actual or potential legal or ethical conflicts of interests. Notwithstanding the foregoing or anything to the contrary herein, in no event shall the execution and delivery of this Agreement or the New Promissory Note nor the consummation of the transactions contemplated hereby or thereby, nor any rescission pursuant to Section 3(B) hereof, amend or impair any indemnification, contribution or exculpation rights for the benefit of Warren L. Breslow or any affiliate thereof as from time to time are available under applicable law, in equity, or pursuant to the organizational or governing documents of the Company or any applicable contract.

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6. Parties to Bear Own Costs. The Company and the Breslow Parties shall each be responsible for all costs and expenses, including, without limitation, attorneys’ fees and costs, incurred by such party in connection with (i) the negotiation, preparation and consummation of the transactions contemplated by this Agreement and the New Promissory Note, and (ii) any and all filings made by any such party with the Securities and Exchange Commission in connection with such matters.

7. Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED THERETO, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES, WHETHER ARISING IN LAW OR IN EQUITY, IN CONTRACT, TORT OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE EXCLUSIVELY WITH THE LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD TO ITS RULES REGARDING CHOICE OF LAW OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

8. Jurisdiction and Venue. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR AGGREGATE DEBT SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES OR, IF SUCH COURTS DO NOT HAVE JURISDICTION, THEN IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES. EACH PARTY TO THIS AGREEMENT (I) IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS, (II) AGREES THAT IT WILL NOT ATTEMPT TO DENY OR DEFEAT SUCH PERSONAL JURISDICTION BY MOTION OR OTHER REQUEST FOR LEAVE FROM ANY SUCH COURT, (III) AGREES THAT ANY ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT SHALL BE BROUGHT, TRIED AND DETERMINED ONLY IN SUCH COURTS, (IV) WAIVES ANY CLAIM OF IMPROPER VENUE OR ANY CLAIM THAT THOSE COURTS ARE AN INCONVENIENT FORUM AND (V) AGREES THAT IT WILL NOT BRING ANY ACTION RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT IN ANY COURT OTHER THAN THE AFORESAID COURTS. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

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9. Prevailing Party. In any action, suit or other proceeding to enforce or interpret any of the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys’ fees and expenses incurred in connection therewith.

10. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

11. Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

12. No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

13. Maximum Lawful Rate. In no event shall any payment made to any Breslow Party or any obligation on the part of the Company to pay any amount or any collection by a Breslow Party pursuant to this Agreement or the New Promissory Note exceed the maximum amount or rate permissible under Applicable Law. Accordingly, if any obligation to pay or payment made to a Breslow Party or collection by a Breslow Party pursuant this Agreement or the New Promissory Note is determined to violate any such Applicable Law, such obligation to pay, payment, or collection shall be deemed to have been made by mutual mistake of the Breslow Parties and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of the Breslow Trust, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to a Breslow Party under the respective applicable document(s).

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14. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be deemed to be jointly drafted by the Company and the Breslow Parties and shall not be construed against any Person as the drafter hereof.

15. Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.

16. Entire Agreement; Amendments. This Agreement supersede all other prior oral or written agreements between the Breslow Parties and the Company with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor any Breslow Party makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the applicable Breslow Party. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

17. Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 4:00 p.m. California time on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day which is not a Business Day or later than 4:00 p.m. California time on a Business Day; (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given, in each case properly addressed to the party to receive the same and, provided confirmation of transmission, deposit, or delivery, as the case may be, is mechanically or electronically generated and kept on file by the sending party. The addresses, and facsimile numbers for such communications shall be:

If to the Company:

Aura Systems, Inc.
10541 Ashdale Avenue

Stanton, CA 90680
Attention: Chief Executive Officer
Telephone: (310) 643-5300
Facsimile: (310) 643-7457

If to any Breslow Party:

At the address and/or facsimile number provided for the Breslow Trust on the signature page hereof

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or at such other address or addresses or facsimile number and/or to the attention of such other Person as the recipient party may specify by written notice given in accordance with this Paragraph 17.

18. Defined Terms. The following terms shall have the following definitions:

“Accrued Interest” means all interest amounts (whether default interest, base interest, or otherwise) as well as any penalties of any nature (whether pursuant to an Event of Default or otherwise) in each case, accrued as of the date hereof relating to the Promissory Notes or the Aggregate Debt.

“Applicable Laws” means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority and all common law duties, (ii) Consents of any Governmental Authority and (iii) orders, writs, decisions, rulings, judgments or decrees of any Governmental Authority binding upon, or applicable to, the Lender or Borrower, as the case may be.

“Business Day” means any day that is not a Saturday, a Sunday or a day on which banking institutions in the City of Los Angeles, California, are authorized or required by law to close.

“Common Stock” means (i) the Company’s shares of common stock, $0.0001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

“Consents” means all consents, approvals, authorizations, waivers, permits, grants, franchises, licenses, findings of suitability, exemptions or orders of, or any registrations, certificates, qualifications, declarations or filings with, or any notices to, any Governmental Authority or other Person.

“Covered Common Stock” means, with respect to each Breslow Party, all shares of Common Stock of which such party is the record and/or beneficial owner as of the Effective Date together with such additional shares of Common Stock of which such party becomes the record holder or that become beneficially owned by such party, whether upon the exercise of options, conversion of convertible securities or otherwise, after the date hereof.

“Events of Default” has the meaning as prescribed in the New Promissory Note.

“Governmental Authority” means any nation or government, and any state or political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (including the SEC and any court, tribunal or arbitrator(s) of competent jurisdiction, and any other stock exchange or self-regulatory organization, including the OTC Bulletin Board, OTC Markets Inc. and the Pink OTC Markets, Inc.

“Person” means any entity, corporation, company, association, joint venture, joint stock company, partnership, trust, organization, individual (including personal representatives, executors and heirs of a deceased individual), nation, state, government (including agencies, departments, bureaus, boards, divisions and instrumentalities thereof), trustee, receiver or liquidator, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

“Promissory Notes” means collectively any and all instruments or other agreements evidencing, securing or otherwise pertaining to the Aggregate Debt (including without limitation the AM Notes, the Overland Notes and the Breslow Notes).

“SEC” means the Securities and Exchange Commission, or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

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IN WITNESS WHEREOF, the Breslow Parties and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

AURA SYSTEMS, INC.

By:	/s/ Melvin Gagerman
Melvin Gagerman
Chief Executive Officer

SURVIVOR’S TRUST UNDER THE WARREN L. BRESLOW TRUST.

By:	/s/ Warren L. Breslow
Warren L. Breslow, Trustee

Email:Wbreslow@breslowent.com
Address: 394 N Saltair Ave
Los Angeles, CA 90049

WARREN BRESLOW

By:	/s/ Warren Breslow
Warren Breslow, an Individual